Exhibit 99.1
Saga Communications, Inc.
Reports 4th Quarter and Year End 2007 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — February 28, 2008 — Saga Communications, Inc. (NYSE-SGA) today reported net operating revenue for the year ended December 31, 2007 increased 0.8% over the comparable period in 2006 to $144.0 million. The Company reported $3.5 million of net political revenue during the year ended December 31, 2006 compared to $1.4 million for the same period in 2007. Excluding political revenue, the Company’s net operating revenue increased 2.3% for the period. Station operating expense increased 1.8% to $106.3 million (station operating expense includes depreciation and amortization attributable to the stations) and operating income decreased 6.9% to $27.9 million. Net income decreased 11.6% to $11.0 million ($.55 per fully diluted share) for the year ended December 31, 2007 compared to $12.5 million ($.61 per fully diluted share) for the same period in 2006. Free cash flow increased 0.2% to $16.1 million for the year. On a same station basis for the year, net operating revenue increased 0.1% to $143.0 million, operating income decreased 8.1% to $27.7 million and station operating expense increased 1.2% to $105.4 million.
For the quarter ended December 31, 2007 net operating revenue decreased 1.9% from the comparable period in 2006 to $37.5 million. The Company reported $2.4 million of net political revenue during the quarter ended December 31, 2006 compared to $852 thousand for the same period in 2007. Excluding political revenue, the Company’s net operating revenue increased 2.4% for the period. Station operating expense decreased 0.9% to $27.3 million (station operating expense includes depreciation and amortization attributable to the stations) and operating income decreased 13.9% to $7.6 million. Net income decreased 14.7% to $3.1 million ($.16 per fully diluted share) for the quarter ended December 31, 2007 compared to $3.7 million ($.18 per fully diluted share) for 2006. Free cash flow decreased 13.2% to $4.1 million for the quarter. On a same station basis for the quarter, net operating revenue decreased 2.6% to $37.2 million, operating income decreased 14.5% to $7.5 million and station operating expense decreased 1.7% to $27.1 million.

Capital expenditures in the fourth quarter of 2007 were $3.7 million with $2.0 million being spent as a result of acquisitions, $309 thousand were related to digital radio and $147 thousand related to digital television. For the 2007 fiscal year total capital expenditures were approximately $9.9 million with approximately $3.7 million being spent as a result of acquisitions, $1.7 million related to digital radio and $147 thousand related to digital television.
Subsequent to the year ended December 31, 2007, the Company announced that its Board of Directors authorized an increase in the amount committed to its Stock Buy-Back Program from $30 million to $60 million. During the year ended 2007 the Company bought back 12,821 shares of stock for a total purchase price of $126,415. From January 1, 2008 through February 26, 2008 the Company has bought back 68,324 shares for a total purchase price of $407,918.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2007 and 2006 acquisitions and dispositions occurred as of January 1, 2006.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.

Saga’s fourth quarter and year end 2007 results conference call will be on Thursday, February 28, 2008 at 2:00PM EST. The dial in number for domestic calls is 800/230-1093. For international callers the number is 612/332-0802. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 908881. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00PM EST on February 28, 2008 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Months Ended
December 31, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

	2007	2006	2007	2006

Operating Results
Net operating revenue	$37,501	$38,219	$144,023	$142,946
Station operating expense	27,316	27,563	106,302	104,396
Corporate general and administrative	2,606	2,165	9,800	8,870
Other operating income	—	(312)	—	(312)

Operating income	7,579	8,803	27,921	29,992
Interest expense	2,093	2,372	8,954	9,379
Other expense (income), net	131	145	273	(500)

Income before income tax	5,355	6,286	18,694	21,113
Income tax expense	2,222	2,615	7,690	8,665

Net income	$3,133	$3,671	$11,004	$12,448

Earnings per share
Basic	$0.16	$0.18	$0.55	$0.61

Diluted	$0.16	$0.18	$0.55	$0.61

Weighted average common shares	20,118	20,227	20,091	20,442
Weighted average common shares and common shares equivalents	20,132	20,241	20,115	20,458

Free Cash Flow
Net income	$3,133	$3,671	$11,004	$12,448
Plus: Depreciation and amortization:
Station	2,135	2,177	7,982	7,961
Corporate	58	50	204	194
Deferred tax provision	1,983	2,073	5,144	5,183
Non-cash compensation	375	326	1,366	1,310
Other expense (income), net	131	145	273	(500)
Less: Capital expenditures	(3,672)	(3,668)	(9,852)	(10,504)

Free cash flow	$4,143	$4,774	$16,121	$16,092

Balance Sheet Data
Working capital			$24,075	$21,617
Net fixed assets			76,217	73,658
Net intangible assets and other assets			220,045	210,044
Total assets			337,644	322,641
Long term debt (including current portion of $0 and $0, respectively)			129,911	133,911
Stockholders’ equity			149,076	136,236

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Consolidated
Net operating revenue	$37,501	$38,219	$37,225	$38,219	$37,537	$38,582
Station operating expense	27,316	27,563	27,091	27,563	27,352	27,864
Corporate general and administrative	2,606	2,165	2,606	2,165	2,606	2,165
Other operating income	—	(312)	—	(312)	—	(312)

Operating income	7,579	8,803	$7,528	$8,803	7,579	8,865
Interest expense	2,093	2,372			2,093	2,372
Other expense (income), net	131	145			131	145
Income tax expense	2,222	2,615			2,222	2,641

Net income	$3,133	$3,671			$3,133	$3,707

Earnings per share:
Basic	$0.16	$0.18			$0.16	$0.18

Diluted	$0.16	$0.18			$0.16	$0.18

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Radio Segment
Net operating revenue	$32,956	$33,174	$32,680	$33,174	$32,992	$33,537
Station operating expense	23,702	23,952	23,477	23,952	23,738	24,253
Other operating income	—	(312)	—	(312)	—	(312)

Operating income	$9,254	$9,534	$9,203	$9,534	$9,254	$9,596
					-

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Television Segment
Net operating revenue	$4,545	$5,045	$4,545	$5,045	$4,545	$5,045
Station operating expense	3,614	3,611	3,614	3,611	3,614	3,611

Operating income	$931	$1,434	$931	$1,434	$931	$1,434

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Depreciation and amortization by segment
Radio Segment	$1,710	$1,719	$1,653	$1,719	$1,723	$1,770
Television Segment	425	458	425	458	425	458
Corporate and Other	58	50	58	50	58	50

	$2,193	$2,227	$2,136	$2,227	$2,206	$2,278

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Consolidated
Net operating revenue	$144,023	$142,946	$142,948	$142,867	$144,982	$144,446
Station operating expense	106,302	104,396	105,409	104,129	107,159	105,626
Corporate general and administrative	9,800	8,870	9,800	8,870	9,800	8,870
Other operating income	—	(312)	—	(312)	—	(312)

Operating income	27,921	29,992	$27,739	$30,180	28,023	30,262
Interest expense	8,954	9,379			8,954	9,379
Other expense (income), net	273	(500)			273	(500)
Income tax expense	7,690	8,665			7,732	8,776

Net income	$11,004	$12,448			$11,064	$12,607

Earnings per share:
Basic	$0.55	$0.61			$0.55	$0.62

Diluted	$0.55	$0.61			$0.55	$0.62

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Radio Segment
Net operating revenue	$126,596	$125,274	$125,521	$125,195	$127,555	$126,774
Station operating expense	92,162	90,627	91,269	90,360	93,019	91,857
Other operating income	—	(312)	—	(312)	—	(312)

Operating income	$34,434	$34,959	$34,252	$35,147	$34,536	$35,229

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Television Segment
Net operating revenue	$17,427	$17,672	$17,427	$17,672	$17,427	$17,672
Station operating expense	14,140	13,769	14,140	13,769	14,140	13,769

Operating income	$3,287	$3,903	$3,287	$3,903	$3,287	$3,903

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2007	2006	2007	2006	2007	2006

Depreciation and amortization by segment
Radio Segment	$6,363	$6,288	$6,153	$6,231	$6,548	$6,519
Television Segment	1,619	1,673	1,619	1,673	1,619	1,673
Corporate and Other	204	194	204	194	204	194

	$8,186	$8,155	$7,976	$8,098	$8,371	$8,386

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
December 31, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006

Consolidated
Net operating revenue	$32,193	$31,543	$38,752	$38,131	$36,500	$36,190	$37,537	$38,582
Station operating expense	26,284	25,020	27,284	26,674	26,239	26,068	27,352	27,864
Corporate general and administrative	2,316	1,981	2,606	2,499	2,272	2,225	2,606	2,165
Other operating income	—	—	—	—	—	—	—	(312)

Operating income	3,593	4,542	8,862	8,958	7,989	7,897	7,579	8,865
Interest expense	2,297	2,277	2,281	2,355	2,283	2,375	2,093	2,372
Other expense (income), net	35	(355)	47	(215)	60	(75)	131	145
Income tax expense	509	1,074	2,686	2,783	2,315	2,278	2,222	2,641

Net income	$752	$1,546	$3,848	$4,035	$3,331	$3,319	$3,133	$3,707

Earnings per share:
Basic	$0.04	$0.08	$0.19	$0.20	$0.17	$0.16	$0.16	$0.18

Diluted	$0.04	$0.08	$0.19	$0.20	$0.17	$0.16	$0.16	$0.18

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006

Radio Segment
Net operating revenue	$28,203	$27,632	$34,174	$33,804	$32,186	$31,801	$32,992	$33,537
Station operating expense	22,802	21,732	23,723	23,265	22,756	22,607	23,738	24,253
Other operating income	—	—	—	—	—	—	—	(312)

Operating income	$5,401	$5,900	$10,451	$10,539	$9,430	$9,194	$9,254	$9,596

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006

Television Segment
Net operating revenue	$3,990	$3,911	$4,578	$4,327	$4,314	$4,389	$4,545	$5,045
Station operating expense	3,482	3,288	3,561	3,409	3,483	3,461	3,614	3,611

Operating income	$508	$623	$1,017	$918	$831	$928	$931	$1,434

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2007	2006

Depreciation and amortization by segment
Radio Segment	$1,566	$1,599	$1,599	$1,596	$1,660	$1,554	$1,723	$1,770
Television Segment	389	392	400	414	405	409	425	458
Corporate and Other	47	48	51	48	48	48	58	50

	$2,002	$2,039	$2,050	$2,058	$2,113	$2,011	$2,206	$2,278

(1) Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2007 and 2006
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2007	Period	2007	2006	Period	2006
Consolidated
Net operating revenue	$37,501	$(276)	$37,225	$38,219	—	$38,219
Station operating expense	27,316	(225)	27,091	27,563	—	27,563
Corporate general and administrative	2,606	—	2,606	2,165	—	2,165
Other operating income	—	—	—	(312)	—	(312)

Operating income	$7,579	$(51)	$7,528	$8,803	—	$8,803

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2007	Period	2007	2006	Period	2006
Radio Segment
Net operating revenue	$32,956	$(276)	$32,680	$33,174	—	$33,174
Station operating expense	23,702	(225)	23,477	23,952	—	23,952
Other operating income	—	—	—	(312)	—	(312)

Operating income	$9,254	$(51)	$9,203	$9,534	—	$9,534

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2007	Period	2007	2006	Period	2006
Television Segment
Net operating revenue	$4,545	—	$4,545	$5,045	—	$5,045
Station operating expense	3,614	—	3,614	3,611	—	3,611

Operating income	$931	—	$931	$1,434	—	$1,434

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2007 and 2006
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2007	Period	2007	2006	Period	2006
Consolidated
Net operating revenue	$144,023	$(1,075)	$142,948	$142,946	$(79)	$142,867
Station operating expense	106,302	(893)	105,409	104,396	(267)	104,129
Corporate general and administrative	9,800	—	9,800	8,870	—	8,870
Other operating income	—	—	—	(312)	—	(312)

Operating income	$27,921	$(182)	$27,739	$29,992	$188	$30,180

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2007	Period	2007	2006	Period	2006
Radio Segment
Net operating revenue	$126,596	$(1,075)	$125,521	$125,274	$(79)	$125,195
Station operating expense	92,162	(893)	91,269	90,627	(267)	90,360
Other operating income	—	—	—	(312)	—	(312)

Operating income	$34,434	$(182)	$34,252	$34,959	$188	$35,147

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2007	Period	2007	2006	Period	2006
Television Segment
Net operating revenue	$17,427	—	$17,427	$17,672	—	$17,672
Station operating expense	14,140	—	14,140	13,769	—	13,769

Operating income	$3,287	—	$3,287	$3,903	—	$3,903